UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-22046

DWS RREEF World Real Estate Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2010 Annual Report to Stockholders

DWS RREEF World Real Estate Fund, Inc. (formerly DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.) Ticker Symbol: DRP

Contents
4 Performance Summary
6 Portfolio Management Review
10 Portfolio Summary
12 Investment Portfolio
18 Statement of Assets and Liabilities
19 Statement of Operations
20 Statement of Cash Flows
21 Statement of Changes in Net Assets
22 Financial Highlights
24 Notes to Financial Statements
35 Report of Independent Registered Public Accounting Firm
36 Tax Information
37 Other Information
38 Stockholder Meeting Results
39 Dividend Reinvestment and Cash Purchase Plan
42 Investment Management Agreement Approval
47 Board Members and Officers
51 Additional Information

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any losses. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks.

This report is available to the stockholders of DWS RREEF World Real Estate Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2010

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.
Average Annual Returns as of 12/31/10
	1-Year	3-Year	Life of Fund*
Based on Net Asset Value(a)	24.52%	-1.69%	-4.40%
Based on Market Value(a)	48.02%	2.15%	-6.65%
UBS Global Real Estate Investors (US Hedged) Index(b)	21.32%	-3.41%	-6.68%
Lipper Closed-End Real Estate Funds Category(c)	26.33%	-5.79%	-9.31%

Sources: UBS and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on June 27, 2007. Index comparison began on June 30, 2007.

a Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

b The UBS Global Real Estate Investors (US Hedged) Index is an unmanaged index that allows investors to track the performance of global real estate securities based by investor, asset type, and region. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

c The Lipper Closed-End Real Estate Funds category represents Funds that invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End Real Estate Funds category. Category returns assume reinvestment of all distributions. It's not possible to invest directly in a Lipper category.
Net Asset Value and Market Price
	As of 12/31/10	As of 12/31/09
Net Asset Value	$18.95	$17.48
Market Price	$18.25	$14.17

Prices and Net Asset Value fluctuate and are not guaranteed.
Distribution Information
Twelve Months as of 12/31/10: Dividends	$2.55

Lipper Rankings — Closed-End Real Estate Funds Category as of 12/31/10
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	8	of	14	54
3-Year	5	of	13	36

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Management Review

DWS RREEF World Real Estate Fund, Inc.: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Investment Manager"), which is part of Deutsche Asset Management, is the investment manager for DWS RREEF World Real Estate Fund, Inc. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. RREEF America, L.L.C. ("RREEF" or the "Investment Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the investment advisor for the fund.

Pursuant to investment subadvisory agreements between RREEF and each of Deutsche Alternatives Asset Management (Global) Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "subadvisors"), these entities act as subadvisors to the fund. The subadvisors, which are indirect, wholly owned subsidiaries of Deutsche Bank AG, act under the supervision of the fund's Board of Directors, DIMA and RREEF. The subadvisors manage the fund's investments in specific foreign markets. RREEF allocates and reallocates as it deems appropriate, the fund's assets among the subadvisors.

Deutsche Alternatives Asset Management (Global) Limited manages stock selection decisions for the European portion of the fund's portfolio and for the emerging markets portion in Africa. Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited manage the stock selection decisions for the Asian and Australian portions of the fund's portfolio, respectively.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Portfolio Management Team
John F. Robertson, CFA Lead Portfolio Manager
John W. Vojticek John Hammond Daniel Ekins Portfolio Managers	Ross McGlade Jerry W. Ehlinger, CFA William Leung

Fund Merger

On January 12, 2011, the fund's shareholders approved the fund's merger into DWS RREEF Global Real Estate Securities Fund, an open-end fund that is managed similarly to the fund. The fund's merger into DWS RREEF Global Real Estate Securities Fund is expected to occur on or around February 28, 2011. For more information regarding the merger, see Note H. Fund Merger in the Notes to Financial Statements.

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Global real estate investment securities endured a weak start to the year 2010 as investor risk aversion prompted a pullback in prices. However, global REITs rebounded over the remainder of the first quarter based on better-than-expected economic results and optimism over the prospects for global growth. In July 2010, relief that the tense European economic situation was being remediated through government austerity programs and measures by the European Central Bank, backed up by surprisingly strong economic data from the Eurozone, provided a boost to the global real estate market.1 Real estate securities in much of Asia also performed well early in the third quarter as Singapore's government reported robust gross domestic product (GDP) growth.2 In the closing months of 2010, global real estate securities advanced as the worldwide economy continued to show improvement, and the announcement of additional quantitative easing by the US Federal Reserve Board (the Fed) sparked rallies in stock markets around the world. During November 2010, global investment markets had been hurt by renewed worries regarding troubled banks, excessive debt and rising bond yields in peripheral Eurozone countries, including Greece, Ireland, Spain and Portugal. However, assurances from European officials calmed the markets, and UK and Continental Europe real estate securities rebounded. Japanese real estate issues performed especially well based on the Bank of Japan's favorably received asset purchase program, which encouraged additional investment in high-quality real estate issues there. Lastly, US REITs enjoyed positive performance to close the year based on encouraging economic signals, including stronger US consumer demand, increased manufacturing activity and additional hiring by corporations.

For its fiscal year ended December 31, 2010, DWS RREEF World Real Estate Fund, Inc. returned 24.52% based on net asset value. For the same period, the fund's benchmark, the UBS Global Real Estate Investors (US Hedged) Index, returned 21.32%.3 For the year ended December 31, 2010, the fund returned 48.02% based on market price. The fund had a closing value of $18.25 per share based on market price ($18.95 per share based on net asset value) as of December 31, 2010. (Past performance is no guarantee of future results. Please see pages 4 through 5 for more complete performance information.)

For the most recent fiscal year, regional allocation from the fund's position in Japan helped performance, while an overweight to Australia and an underweight to the Americas detracted.4 Stock selection was positive within Japan, as well as in Asia ex-Japan, though issue selection in the Americas in terms of equities and preferred stocks subtracted from performance.

Positive Contributors to Fund Performance

Over the period, the fund's underweight position in China Overseas Land Ltd.,* one of the largest property companies on the Chinese mainland, added to performance. The company was negatively affected by the Chinese government's moves during 2010 to tighten economic policy in order to restrain inflation. In addition, holdings in the US apartment REIT Post Properties, Inc. performed well due to a general recovery in the US apartment sector and stabilization in the firm's core market areas. In 2010, Post negotiated an agreement to repurchase debt from a large condominium project at a significant discount, allowing the company to remove some financial uncertainty and increase the value of the project.

Given our opportunistic outlook on the real estate market, and also in an attempt to increase the fund's net income, we began employing leverage on July 7, 2010. The fund obtained leverage through a credit facility, and had the ability to strategically adjust the borrowing amount depending on the outlook of the fund's portfolio managers. The use of leverage had a positive effect on performance during the second half of the year. In addition, the fund discontinued its use of the global tactical asset allocation overlay strategy effective June 30, 2010.

Negative Contributors to Fund Performance

For the fund's fiscal year, our overweight position in the British student housing firm UNITE Group PLC was hit by negative market sentiment stemming from the British government's announcement of significant cuts to higher education funding. However, we believe that UNITE's prospects remain attractive, given that its main focus is in London, where the majority of its tenants are from overseas and should be unaffected by government cutbacks. The company also has a strong property development pipeline in London.

Outlook and Positioning

As the global economy advances toward firmer footing, issues deriving from the 2008 financial crisis will inevitably spark occasional sell-offs. Government austerity will test investor resolve, inflation is a potential problem for emerging markets and geopolitical uncertainty is an issue for many regions of the world. However, accelerating improvement in most economies bodes well for real estate fundamentals and should also serve to offset rising interest rates.

Following 2010's strong bounce back for the global real estate securities market, led by the United States, Hong Kong and Japan, markets in the best-performing regions appear fairly valued, while laggards such as the UK, Continental Europe and Australia remain attractively valued, but lack catalysts to ignite returns. However, dividends for many global real estate issues are rising, and earnings growth has resumed across the board. Given favorable global economic momentum, in the coming months positive earnings surprises for the majority of listed real estate securities firms seem more likely than disappointments.

The fund's largest regional overweight is to Asia (ex-Japan), the area of the world that was least affected by the global financial crisis, and where GDP growth and macroeconomic factors are most favorable. Our largest underweight is to Europe (ex-UK). Sovereign debt concerns continue to plague the region, and economic headwinds persist that will make recovery slow at best.

1 The Eurozone refers to a currency union among the European Union member states that have adopted the euro as their sole currency.

2 Gross domestic product is the value of goods and services produced in an economy.

3 The UBS Global Real Estate Investors (US Hedged) Index is an unmanaged index that allows investors to track the performance of global real estate securities based by investor, asset type, and region. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4 "Overweight" means that a fund holds a higher weighting in a given sector compared with its benchmark index. "Underweight" means that a fund holds a lower weighting in a given sector.

* Not held in the portfolio as of December 31, 2010.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	93%	83%
Preferred Stocks	6%	10%
Closed-End Investment Companies	1%	—
Cash Equivalents	—	3%
Government & Agency Obligations	—	3%
Corporate Bonds	—	1%
	100%	100%

Sector Diversification (As a % of Common and Preferred Stocks, Corporate Bonds and Warrants)	12/31/10	12/31/09

Diversified	34%	51%
Shopping Centers	22%	20%
Office	16%	16%
Apartments	11%	3%
Regional Malls	6%	1%
Health Care	4%	4%
Hotels	3%	2%
Industrials	2%	2%
Storage	2%	1%
	100%	100%

Geographical Diversification (As a % of Common and Preferred Stocks, Corporate Bonds and Warrants)	12/31/10	12/31/09

North America	36%	26%
Asia	29%	33%
Europe	20%	25%
Australia	14%	15%
Africa	—	1%
Other	1%	—
	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.
Ten Largest Equity Holdings at December 31, 2010 (32.8% of Net Assets)	Country	Percent
1. Westfield Group Invests in, leases and manages shopping centers	Australia	6.5%
2. The Link REIT Owns and manages various shopping centers and parking spaces	Hong Kong	3.9%
3. Unibail-Rodamco SE Investor and developer of real estate investments	France	3.8%
4. Advance Residence Investment Invests in securitzed real estate products	Japan	3.0%
5. Apartment Investment & Management Co. Owns a geographically diversified portfolio of multifamily apartment properties	United States	2.9%
6. Nippon Building Fund, Inc. Invests in real estate	Japan	2.6%
7. Segro PLC Invests in and owns real estate properties	United Kingdom	2.6%
8. Regency Centers Corp. Owns and operates grocery anchored neighborhood retail centers	United States	2.5%
9. Japan Retail Fund Investment Corp. Invests in shopping centers	Japan	2.5%
10. The Macerich Co. Acquires, owns, redevelops, manages and leases regional and community shopping	United States	2.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings as of the month-end are posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Investment Portfolio as of December 31, 2010

(Ratios are shown as a percentage of Net Assets)
	Shares	Value ($)

Common Stocks 125.3%
Australia 19.2%
Ardent Leisure Group	412,500	428,234
Aspen Group (Units)	1,517,742	745,126
Australand Property Group	78,166	232,649
CFS Retail Property Trust	742,427	1,336,464
Challenger Diversified Property Group	233,268	119,293
Charter Hall Group	104,497	265,061
Charter Hall Office REIT	302,151	880,764
Charter Hall Retail REIT	136,754	411,224
Dexus Property Group	2,028,065	1,649,073
Goodman Group	1,000,529	665,172
GPT Group	447,920	1,346,910
Mirvac Group (Units)	953,040	1,194,093
Stockland (Units)	619,296	2,280,298
Westfield Group (Units)	752,507	7,373,385
Westfield Retail Trust*	997,188	2,621,205
(Cost $19,359,113)		21,548,951
Belgium 0.5%
Cofinimmo (Cost $599,471)	4,000	520,676
Canada 7.4%
Allied Properties Real Estate Investment Trust (a)	47,350	1,022,117
Allied Properties Real Estate Investment Trust (a)	13,300	288,124
Boardwalk Real Estate Investment Trust	13,050	541,398
Chartwell Seniors Housing Real Estate Investment Trust (a)	126,500	1,037,000
Chartwell Seniors Housing Real Estate Investment Trust (a)	43,600	358,693
Extendicare Real Estate Investment Trust (a)	5,050	46,459
Extendicare Real Estate Investment Trust (a)	172,350	1,591,243
InnVest Real Estate Investment Trust	182,300	1,237,579
RioCan Real Estate Investment Trust	97,650	2,160,615
(Cost $6,185,011)		8,283,228
Cayman Islands 1.9%
Soho China (b) (Cost $2,013,888)	2,923,500	2,158,925
Channel Islands 0.8%
LXB Retail Properties PLC* (Cost $931,796)	610,000	939,163
France 7.4%
Fonciere des Regions	4,100	396,667
ICADE	15,500	1,581,411
Klepierre	57,000	2,056,185
Unibail-Rodamco SE	21,500	4,252,106
(Cost $7,647,931)		8,286,369
Germany 0.4%
Alstria Office REIT-AG (Cost $334,508)	31,500	441,752
Hong Kong 7.5%
Champion Real Estate Investment Trust	3,845,000	2,270,552
Sun Hung Kai Properties Ltd.	107,000	1,770,302
The Link REIT	1,418,000	4,405,710
(Cost $6,564,639)		8,446,564
Italy 0.8%
Immobiliare Grande Distribuzione (Cost $817,871)	470,000	915,103
Japan 17.7%
Advance Residence Investment*	1,488	3,330,492
Japan Excellent, Inc.	258	1,708,956
Japan Real Estate Investment Corp.	209	2,167,341
Japan Retail Fund Investment Corp.	1,459	2,797,802
Kenedix Realty Investment Corp.	494	2,320,320
Nippon Building Fund, Inc.	288	2,953,558
Nomura Real Estate Office Fund, Inc.	327	2,359,360
United Urban Investment Corp. (c)	1,819	2,325,427
(Cost $15,528,399)		19,963,256
Malta 0.0%
BGP Holdings PLC* (Cost $0)	1,751,646	2
Netherlands 4.2%
Corio NV	23,500	1,507,817
Eurocommercial Properties NV (CVA)	16,347	752,434
VastNed Retail NV	6,500	451,496
Wereldhave NV	21,000	2,050,231
(Cost $4,111,249)		4,761,978
New Zealand 1.0%
DNZ Property Fund Ltd.	200,000	185,449
Goodman Property Trust	249,989	185,052
Kiwi Income Property Trust	484,299	377,366
Vital Healthcare Property Trust	484,392	400,084
(Cost $955,486)		1,147,951
Norway 0.6%
Norwegian Property ASA* (Cost $660,128)	377,482	669,951
Singapore 13.4%
Ascendas India Trust	1,139,000	825,394
Ascendas Real Estate Investment Trust	1,280,000	2,064,597
Cache Logistics Trust	572,000	430,109
Cambridge Industrial Trust	2,000,000	825,963
CapitaCommercial Trust	1,614,000	1,886,469
CapitaMall Trust	1,231,610	1,871,383
CapitaRetail China Trust	1,121,000	1,083,134
CDL Hospitality Trusts	1,395,000	2,260,958
Fortune REIT	3,325,000	1,711,095
K-REIT Asia	650,000	714,147
Suntec Real Estate Investment Trust	1,232,000	1,439,981
(Cost $13,523,940)		15,113,230
Sweden 0.6%
Kungsleden AB (Cost $461,871)	69,500	635,463
United Kingdom 10.7%
Big Yellow Group PLC	85,072	464,755
Capital & Regional PLC*	490,237	246,496
Conygar Investment Co. PLC	160,000	276,896
Derwent London PLC	25,000	608,438
Development Securities PLC	190,000	666,515
Hansteen Holdings PLC	600,000	762,400
Land Securities Group PLC	212,000	2,227,766
Metric Property Investments PLC*	300,000	502,809
NR Nordic & Russia Properties Ltd.	185,000	101,358
Primary Health Properties PLC	63,446	331,377
Quintain Estates & Development PLC*	610,000	399,441
Safestore Holdings PLC	487,509	988,097
Segro PLC	660,000	2,947,072
Songbird Estates PLC*	116,684	256,965
UNITE Group PLC*	415,000	1,255,878
(Cost $12,312,878)		12,036,263
United States 31.2%
AvalonBay Communities, Inc. (REIT) (c)	16,300	1,834,565
Boston Properties, Inc. (REIT)	14,850	1,278,585
BRE Properties, Inc. (REIT) (c)	19,600	852,600
Camden Property Trust (REIT) (c)	26,800	1,446,664
Cedar Shopping Centers, Inc. (REIT)	94,600	2,377,298
Cogdell Spencer, Inc. (REIT)	47,100	273,180
CommonWealth REIT (REIT)	34,762	886,779
Digital Realty Trust, Inc. (REIT)	15,050	775,677
Douglas Emmett, Inc. (REIT)	34,250	568,550
Duke Realty Corp. (REIT)	170,500	2,124,430
Glimcher Realty Trust (REIT)	50,000	420,000
Home Properties, Inc. (REIT) (c)	35,200	1,953,248
Hospitality Properties Trust (REIT)	55,350	1,275,264
Inland Real Estate Corp. (REIT)	143,877	1,266,118
LaSalle Hotel Properties (REIT)	5,900	146,910
Mack-Cali Realty Corp. (REIT)	53,655	1,773,834
Medical Properties Trust, Inc. (REIT) (c)	56,650	613,520
Parkway Properties, Inc. (REIT)	9,100	233,688
Post Properties, Inc. (REIT)	16,750	608,025
ProLogis (REIT) (c)	162,400	2,345,056
Ramco-Gershenson Properties Trust (REIT)	13,400	166,830
Regency Centers Corp. (REIT) (c)	52,900	2,234,496
Senior Housing Properties Trust (REIT)	70,625	1,549,512
Simon Property Group, Inc. (REIT)	7,984	794,328
SL Green Realty Corp. (REIT)	8,100	546,831
Sovran Self Storage, Inc. (REIT)	52,200	1,921,482
Strategic Hotels & Resorts, Inc. (REIT)*	51,250	271,113
Taubman Centers, Inc. (REIT)	24,600	1,241,808
The Macerich Co. (REIT)	58,650	2,778,250
Weingarten Realty Investors (REIT) (c)	24,950	592,812
(Cost $28,722,159)		35,151,453
Total Common Stocks (Cost $120,730,338)		141,020,278

Closed-End Investment Companies 1.1%
Alpha Pyrenees Trust Ltd.	1,500,000	736,675
ProLogis European Properties*	85,000	546,346
Total Closed-End Investment Companies (Cost $1,021,885)		1,283,021

Preferred Stocks 8.9%
United States
Apartment Investment & Management Co., Series U, 7.75% (REIT)	96,106	2,412,261
Apartment Investment & Management Co., Series Y, 7.875% (REIT)	8,400	212,184
Apartment Investment & Management Co., Series T, 8.0% (REIT)	8,550	214,691
Apartment Investment & Management Co., Series V, 8.0% (REIT)	16,550	416,563
CBL & Associates Properties, Inc., Series D, 7.375% (REIT)	84,000	1,984,080
Corporate Office Properties Trust, Series J, 7.625% (REIT) (c)	34,400	874,104
Developers Diversified Realty Corp., Series H, 7.375% (REIT)	13,800	326,370
First Industrial Realty Trust, Inc., Series J, 7.25% (REIT)	4,850	98,940
Kilroy Realty Corp., Series F, 7.5% (REIT)	15,750	396,585
LaSalle Hotel Properties, Series G, 7.25% (REIT)	35,600	845,856
Omega Healthcare Investors, Inc., Series D, 8.375% (REIT)	9,500	247,380
Regency Centers Corp., Series D, 7.25% (REIT)	25,300	625,669
SL Green Realty Corp., Series C, 7.625% (REIT)	26,650	666,250
Sunstone Hotel Investors, Inc., 8.0%, Series A (REIT)	2,100	51,660
Taubman Centers, Inc., Series H, 7.625% (REIT)	12,250	308,700
Taubman Centers, Inc., Series G, 8.0% (REIT)	15,150	385,567
Total Preferred Stocks (Cost $9,411,721)		10,066,860

Securities Lending Collateral 8.2%
Daily Assets Fund Institutional, 0.27% (d) (e) (Cost $9,185,001)	9,185,001	9,185,001

Cash Equivalents 0.0%
Central Cash Management Fund, 0.19% (d) (Cost $38,924)	38,924	38,924

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $140,387,869)+	143.5	161,594,084
Notes Payable	(28.4)	(32,000,000)
Other Assets and Liabilities, Net	(15.1)	(17,009,493)
Net Assets	100.0	112,584,591

Portfolio holdings in real estate entities outside the United States are generally organized as either corporations, trusts or partnerships subject to the tax laws of their country of domicile.

* Non-income producing security.

+ The cost for federal income tax purposes was $156,735,589. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $4,858,495. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $23,299,484 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,440,989.

(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(b) Security is listed in country of domicile. Significant business activities of company are done in China.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $8,930,567, which is 7.9% of net assets.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (f)
Australia	$—	$21,548,951	$—	$21,548,951
Belgium	—	520,676	—	520,676
Canada	8,283,228	—	—	8,283,228
Cayman Islands	—	2,158,925	—	2,158,925
Channel Islands	—	939,163	—	939,163
France	—	8,286,369	—	8,286,369
Germany	—	441,752	—	441,752
Hong Kong	—	8,446,564	—	8,446,564
Italy	—	915,103	—	915,103
Japan	—	19,963,256	—	19,963,256
Malta	—	—	2	2
Netherlands	—	4,761,978	—	4,761,978
New Zealand	—	1,147,951	—	1,147,951
Norway	—	669,951	—	669,951
Singapore	—	15,113,230	—	15,113,230
Sweden	—	635,463	—	635,463
United Kingdom	—	12,036,263	—	12,036,263
United States	45,218,313	—	—	45,218,313
Closed-End Investment Companies	—	1,283,021	—	1,283,021
Short-Term Investments (f)	9,223,925	—	—	9,223,925
Total	$62,725,466	$98,868,616	$2	$161,594,084

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in securities, at value (cost $131,163,944) — including $8,930,567 of securities loaned	$152,370,159
Investment in Daily Assets Fund Institutional (cost $9,185,001)*	9,185,001
Investment in Central Cash Management Fund (cost $38,924)	38,924
Total investments, at value (cost $140,387,869)	161,594,084
Foreign currency, at value (cost $1,569,740)	1,593,605
Receivable for investments sold	939,165
Interest receivable	4,971
Dividends receivable	842,991
Foreign taxes recoverable	3,355
Other assets	616
Total assets	164,978,787
Liabilities
Notes payable	32,000,000
Distributions payable	9,918,813
Payable for investments purchased	707,894
Interest on notes payable	132,334
Payable upon return of securities loaned	9,185,001
Accrued management fee	101,944
Other accrued expenses and payables	348,210
Total liabilities	52,394,196
Net assets at value	$112,584,591
Net Assets Consist of
Accumulated distributions in excess of net investment income	(12,555,802)
Net unrealized appreciation (depreciation) on: Investments	21,206,215
Foreign currency	16,802
Accumulated net realized gain (loss)	(97,392,642)
Cost of 15,577 shares held in Treasury	(232,121)
Paid-in capital	201,542,139
Net assets at value	$112,584,591
Net Asset Value
Net Asset Value per common share ($112,584,591 ÷ 5,940,121 shares of common stock outstanding, $.01 par value, 100,000,000 common shares authorized)	$18.95

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $383,738)	$5,934,359
Interest (net of foreign taxes withheld of $2,954)	9,512
Income distributions — Central Cash Management Fund	4,002
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	26,843
Total income	5,974,716
Expenses: Management fee	1,110,068
Administration service fee	123,341
Stock Exchange listing fees	52,769
Services to shareholders	16,980
Custodian fee	88,484
Audit and tax fees	78,918
Legal fees	387,686
Directors' fees and expenses	7,399
Reports to shareholders	219,657
Interest expense	276,552
Other	106,045
Total expenses before expense reductions	2,467,899
Expense reductions	(72,254)
Total expenses after expense reductions	2,395,645
Net investment income	3,579,071
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	10,656,590
Capital gains dividend received	256,461
Futures	(728,658)
Foreign currency	758,685
10,943,078
Change in net unrealized appreciation (depreciation) on: Investments	9,282,597
Futures	260,588
Foreign currency	(176,115)
9,367,070
Net gain (loss)	20,310,148
Net increase (decrease) in net assets resulting from operations	$23,889,219

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended December 31, 2010
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$23,889,219
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(133,838,455)
Net purchases, sales and maturities of short-term investments	6,364,818
Net amortization of premium (discount)	(7,356)
Proceeds from sales and maturities of long-term investments	105,887,005
(Increase) decrease in deposit with broker on open futures contracts	1,412,796
(Increase) decrease in interest receivable	4,870
(Increase) decrease in dividends receivable	(256,488)
(Increase) decrease in daily variation margin on open futures contracts	18,521
(Increase) decrease in other assets	28,253
(Increase) decrease in receivable for investments sold	1,763,303
Increase (decrease) in interest on notes payable	132,334
Increase (decrease) in payable for investments purchased	94,901
Increase (decrease) in net payable on closed forward foreign currency exchange contracts	(74,647)
Increase (decrease) in accrued expenses and payables	230,294
Change in net unrealized (appreciation) depreciation on investments	(9,282,597)
Change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	201,531
Net realized (gain) loss from investments	(10,656,590)
Cash provided (used) by operating activities	$(14,088,288)
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	(6,085)
Net increase (decrease) in notes payable	32,000,000
Cost of shares repurchased	(232,121)
Distributions paid	(16,858,034)
Cash provided (used) by financing activities	14,903,760
Increase (decrease) in cash	815,472
Cash at beginning of period (including foreign currency)	778,133
Cash at end of period (including foreign currency)	$1,593,605
Supplemental Disclosure of Non-Cash Financing Activities
Interest paid on notes	(144,218)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$3,579,071	$3,655,574
Net realized gain (loss)	10,943,078	(34,228,058)
Change in net unrealized appreciation (depreciation)	9,367,070	65,867,771
Net increase (decrease) in net assets resulting from operations	23,889,219	35,295,287
Distributions to shareholders from: Net investment income	(15,153,875)	(18,343,549)
Cost of shares repurchased	(232,121)	—
Increase (decrease) in net assets	8,503,223	16,951,738
Net assets at beginning of period	104,081,368	87,129,630
Net assets at end of period (including accumulated distributions in excess of net investment income of $12,555,802 and $9,657,862, respectively)	$112,584,591	$104,081,368
Other Information
Shares outstanding at beginning of period	5,955,698	5,955,698 (a)
Shares repurchased	(15,577)	—
Shares outstanding at end of period	5,940,121	5,955,698

(a) Shares outstanding at December 31, 2008 have been adjusted to reflect the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Years Ended December 31,	2010	2009	f	2008	f	2007	a,f
Selected Per Share Data
Net asset value, beginning of period	$17.48	$14.63	$32.92	$38.20	b
Income (loss) from investment operations: Net investment incomec	.60	.61	1.06	.58
Net realized and unrealized gain (loss)	3.41	5.32	(16.45)	(4.44)
Total from investment operations	4.01	5.93	(15.39)	(3.86)
Less distributions from: Net investment income	(2.55)	(3.08)	—	(1.34)
Return of capital	—	—	(2.90)	—
Total distributions to common shareholders	(2.55)	(3.08)	(2.90)	(1.34)
NAV accretion resulting form repurchases for shares at value	.01	—	—	—
Offering costs charged to paid-in capital	—	—	—	(.08)
Net asset value, end of period	$18.95	$17.48	$14.63	$32.92
Market price, end of period	$18.25	$14.17	$10.98	$28.26
Total Return
Based on net asset value (%)d	24.52	e	49.49	(48.96)	(10.16	)**
Based on market price (%)d	48.02	61.26	(55.35)	(26.34	)**

Years Ended December 31,	2010	2009	f	2008	f	2007	a,f
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	113	104		87		196
Ratio of expenses before fee reductions (including interest expenses) (%)	2.29	1.44		1.37		1.20	*
Ratio of expenses after fee reductions (including interest expenses) (%)	2.22	1.44		1.37		1.20	*
Ratio of expenses after fee reductions (excluding interest expenses) (%)	1.97	—		—		—
Ratio of net investment income (%)	3.32	3.91		4.25		3.11	*
Portfolio turnover rate (%)	90	82		70		24	**
Total debt outstanding, end of period ($ thousands)	32,000	—		—		—
Asset coverage per 1,000 of debtg	4,518	—		—		—
a For the period from June 27, 2007 (commencement of operations) to December 31, 2007.
b Beginning per share amount reflects the original $20.00 initial public offering price net of sales load ($0.90 per share). Adjusted to reflect the effects of a 1 for 2 reverse stock split.
c Based on average shares outstanding during the period.
d Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in the market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
e Total return would have been lower had certain fees not been reduced.
f Per share data, including the proportionate impact to market price, have been restated to reflect the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009.
g Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
* Annualized
** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS RREEF World Real Estate Fund, Inc. (the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as a closed-end, management investment company organized as a Maryland corporation. Prior to June 30, 2010, the Fund was named DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. In addition, effective as of June 30, 2010, pursuant to applicable provisions of the Investment Company Act of 1940 and rules thereunder, the Fund's diversification sub-classification changed from non-diversified to diversified (see "Other Information" on page 37). The Fund is authorized to issue 100,000,000 shares, all of which are currently classified as Common Stock.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency position at the Fund's custodian bank at December 31, 2010.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes and, where appropriate, deferred foreign taxes.

At December 31, 2010, the Fund had a net tax of basis capital loss carryforward of approximately $94,707,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($31,175,000), December 31, 2017 ($55,485,000) and December 31, 2018 ($8,047,000), the respective expiration dates, whichever occurs first. The Fund's ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the merger. For more information, see Note H. Fund Merger.

In addition, from November 1, 2010 through December 31, 2010, the Fund incurred approximately $327,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2011.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income, investments in passive foreign investment companies, investments in futures contracts and certain securities sold at a loss. With respect to the Fund's investment in passive foreign investment companies, for US tax purposes, such investments may, among other things, cause the Fund to recognize and distribute taxable income without a corresponding receipt of cash as a result of recognizing certain unrealized gains at year end as ordinary income that would have otherwise been treated as capital gain upon disposition. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund has a policy to make a level distribution each month to shareholders. The Fund estimates that at times it will distribute more than its ordinary taxable income, therefore, a portion of the distributions may be a return of capital for tax reporting purposes.

At December 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$1,017,044
Capital loss carryforwards	$(94,707,000)
Unrealized appreciation (depreciation) on investments	$4,858,495

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2010	2009
Distributions from ordinary income*	$15,153,875	$18,343,549

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a United States Real Estate Investment Trust ("US REIT") investment based on information provided by the US REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If timely information is not available from a US REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from US REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. With respect to the distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, such amounts are included in dividend income without any recharacterization.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Prior to June 30, 2010, in addition to the fund's main investment strategy, portfolio management sought to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy attempted to take advantage of inefficiencies within global bond and currency markets. The strategy was implemented primarily through the use of futures contracts and over-the-counter forward foreign currency exchange contracts. Effective June 30, 2010, pursuant to Board approval, the Fund ceased using the global tactical asset allocation overlay strategy.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund entered into futures contracts on equity and fixed-income securities, including on financial indices, and security indices and on currency as part of its global tactical asset allocation overlay strategy. For the year ended December 31, 2010, as part of this strategy, the Fund used futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global equity, bond, commodity and currency markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

There were no open futures contracts as of December 31, 2010. For the year ended December 31, 2010, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $70,057,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $52,697,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund invested in forward currency contracts as part of its global tactical asset allocation overlay strategy. For the year ended December 31, 2010, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

There were no open forward currency contracts as of December 31, 2010. For the year ended December 31, 2010, the investment in forward currency contracts US dollars purchased had a total contract value generally indicative of a range from $0 to approximately $22,766,000 and the investment in forward currency contracts US dollars sold had a total contract value generally indicative of a range from $0 to approximately $18,018,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$683,457	$—	$683,457
Equity Contracts (b)	—	(1,268,656)	(1,268,656)
Interest Rate Contracts (b)	—	539,998	539,998
	$683,457	$(728,658)	$(45,201)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(201,531)	$—	$(201,531)
Equity Contracts (b)	—	(19,642)	(19,642)
Interest Rate Contracts (b)	—	280,230	280,230
	$(201,531)	$260,588	$59,057

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2010, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $133,838,455 and $105,887,005, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Investment Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, subject at all times to the general supervision of the Fund's Board of Directors (the "Board").

Pursuant to the Investment Management Agreement, the Investment Manager has delegated the day-to-day management of the portion of the Fund's Investment Portfolio invested in real estate securities, direct investments in preferred stocks and bonds and related investment activities, including management of cash assets, to RREEF America, L.L.C. (the "Investment Advisor"), also an indirect, wholly owned subsidiary of Deutsche Bank AG and an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. Subject to the general supervision of the Board and the Investment Manager, the Investment Advisor is responsible for managing the real estate-related investment operations of the Fund and the composition of the Fund's holdings of securities and certain other investments. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Management Fee payable under the Investment Management Agreement is equal to an annual rate of 0.90% of the Fund's average daily total managed assets, computed and accrued daily and payable monthly. Total managed assets equal the total asset value of the common shares plus the liquidation preference of Preferred Shares, if any, plus the principal amount of any borrowings, minus liabilities (other than debt representing financial leverage).

Pursuant to investment subadvisory agreements between the Investment Advisor, Deutsche Alternatives Asset Management (Global) Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited, indirect, wholly owned subsidiaries of Deutsche Bank AG (collectively, the "subadvisors"), these entities act as subadvisors to the Investment Advisor in relation to the Fund's investments. As subadvisors, under the supervision of the Board, DIMA and RREEF, the subadvisors manage the Fund's investments in specific foreign markets. The Investment Advisor pays each subadvisor for its services from the investment advisory fee it receives from the Investment Manager.

For the period from July 1, 2010 through September 30, 2011, the Investment Manager has contractually agreed to waive 0.10% of its management fee.

Accordingly for the year ended December 31, 2010, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $72,254 and the amount charged aggregated $1,037,814, which was equivalent to an annual effective rate of 0.84% of the Fund's average daily managed assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Investment Manager an annual fee ("Administration Fee") of 0.10% of the Fund's average daily total managed assets (calculated as described above under "Management Agreement"), computed and accrued daily and payable monthly. For the year ended December 31, 2010, the Administration Fee was $123,341, of which $12,743 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Investment Manager and Investment Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2010, the amount charged to the Fund by DISC aggregated $15,155, of which $3,784 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,626, of which $7,348 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Investment Manager retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Investment Manager. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Investment Manager an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Share Repurchases

Under a program initially authorized by the Board of Directors in July 2009, and subsequently renewed in 2010, the Fund is authorized to effect periodic repurchases of its outstanding shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the year ended December 31, 2010, the Fund purchased 15,577 shares of common stock on the open market at a total cost of $232,121. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 14.60%.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase its shares in the open market.

F. Prior Lines of Credit

Prior to April 1, 2010, the Fund and other affiliated funds (the "Participants") shared in a $450 million revolving credit facility provided by a syndication of banks. The Fund could borrow for temporary or emergency purposes. The Participants were charged an annual commitment fee which was allocated based on net assets, among each of the Participants. Interest was calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund could borrow up to a maximum of 5 percent of its net assets under the agreement. Effective April 1, 2010, the Fund elected not to participate in the revolving credit facility.

On July 7, 2010, the Fund entered into a Credit Agreement with a commercial bank for a secured line of credit in an amount up to $50,000,000. The new credit facility had a maturity date of July 6, 2011. Loans under the facility generally bore interest at the applicable LIBOR rate plus 1.25%. A commitment fee on any unused portion of the credit line was charged to the Fund and is included with the interest expense in the Statement of Operations. Effective January 26, 2011, the Credit Agreement was terminated.

At December 31, 2010, the Fund had a notes payable outstanding of $32,000,000. The weighted average outstanding daily balance of all loans (based on the 177 days the loans were outstanding) during the year ended December 31, 2010 was $32,000,000, with a weighted average borrowing cost of 1.78%. The borrowings were valued at cost, which approximates fair value.

G. Real Estate Concentration Risk

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate securities, including REITs, will have a significant impact on the fund's performance. In particular, real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, increases in property taxes and operating expenses, liability or losses owing to environmental problems, falling rents (whether owing to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

H. Fund Merger

At a stockholder meeting held on January 12, 2011, the Fund's stockholders approved the Board's proposal to merge the Fund into DWS RREEF Global Real Estate Securities Fund, a registered open-end fund also managed by DIMA. Completion of the merger is expected to occur on or around February 28, 2011.

In preparation for the merger, the Fund has caused its shares to cease trading on the NYSE as of market close on February 17, 2011. The Fund has suspended its dividend reinvestment plan, and any dividend distribution prior to the completion of the merger will be paid in cash.

In addition, effective January 26, 2011, in anticipation of the fund's merger, the Credit Agreement was terminated.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS RREEF World Real Estate Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS RREEF World Real Estate Fund, Inc. (formerly DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.) (the "Fund") at December 31, 2010, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note H to the financial statements, on January 12, 2011, the Fund's stockholders approved the Board's proposal to merge the Fund into DWS RREEF Global Real Estate Securities Fund.
Boston, Massachusetts February 24, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $159,301 and earned $4,058,309 of foreign source income year during the year ended December 31, 2010. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.027 per share as foreign taxes paid and $0.683 per share as income earned from foreign sources for the year ended December 31, 2010.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366.

Other Information

Effective June 30, 2010, pursuant to Board approval, the Fund ceased using the global tactical asset allocation overlay strategy ("iGAP") of the Fund's investment manager, Deutsche Investment Management Americas Inc. ("DIMA"). In connection with this change, the Board also approved a change in the name of the Fund from "DWS RREEF World Real Estate & Tactical Strategies Fund, Inc." to "DWS RREEF World Real Estate Fund, Inc.," as well as certain changes to the Fund's portfolio management team.

As part of the above-mentioned strategy change, on July 7, 2010, pursuant to Board approval, the Fund also entered into a Credit Agreement for leverage purposes with a commercial bank for a secured line of credit in an amount up to $50,000,000 (the "Credit Agreement"). The use of leverage creates risks, including the likelihood of greater volatility of net asset value and market price, the risk that interest rate changes could adversely affect the Fund's returns and the risk that returns with leverage could be less than returns without leverage. Effective January 26, 2011, in anticipation of the Fund's merger into DWS RREEF Global Real Estate Securities Fund, the Credit Agreement was terminated.

Effective June 30, 2010, pursuant to applicable provisions of the 1940 Act and rules thereunder, the Fund's diversification sub-classification changed from non-diversified to diversified. Since the Fund has operated as a diversified investment company at all times since its inception in June 2007, it is no longer permitted to operate as non-diversified without stockholder approval.

Lastly, at a stockholder meeting held on January 12, 2011, the Fund's stockholders approved the Board's proposal to merge the Fund into DWS RREEF Global Real Estate Securities Fund, a registered open-end fund also managed by DIMA. Completion of the merger is expected to occur on or around February 28, 2011. For more information regarding the merger, see Note H. Fund Merger in the Notes to Financial Statements.

Stockholder Meeting Results

A Special Meeting of Stockholders of DWS RREEF World Real Estate Fund, Inc. ("RREEF World") was held on January 12, 2011. At the Meeting a total of 3,178,824 shares were represented in person or by proxy, representing 53.51% of the 5,940,121 shares of common stock outstanding and entitled to vote at the Meeting. The following matter was voted upon by the Stockholders of the Fund.

1. To consider and vote upon an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of RREEF World, a closed-end investment company, to DWS RREEF Global Real Estate Securities Fund, a series of DWS Advisor Funds, an open-end investment company, ("RREEF Global"), in exchange for shares of RREEF Global and the assumption by RREEF Global of all the liabilities of RREEF World and the distribution of such shares, expected to occur on a tax-free basis for federal income tax purposes, to the stockholders of RREEF World in complete liquidation and termination of RREEF World (or in the alternative, in the event that the transfer of assets in exchange for shares and assumption of liabilities cannot be consummated on a federal income tax free basis, to effect the Agreement and Plan of Reorganization as a statutory merger, on a tax-free basis for federal income tax purposes, if such structure is agreed upon by RREEF Global and RREEF World).
Number of Votes:
For	Against	Abstain
3,032,236	73,728	72,860

Dividend Reinvestment and Cash Purchase Plan

The Board of Directors of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for stockholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"). A Plan Agent (currently, Computershare Inc.) has been appointed by the Fund's Board of Directors to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund's Web site at www.dws-investments.com or by calling (800) 294-4366.

Whenever the Fund declares an income dividend or a capital gains distribution payable in shares of common stock or cash at the option of the stockholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund. If the market price per share of the Fund's common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares of common stock to be issued by the Fund and credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the common stock on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the common stock for the Participant's account. Should the Fund declare an income dividend or capital gains distribution payable only in cash, the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) shall be applied to the purchase on the open market of shares of common stock for the Participant's account. Each Participant, semiannually, also has the option of sending additional funds, in any amount from $100 to $3,000, for the purchase on the open market of shares of common stock for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. Optional cash payments should be made in US dollars and be sent by first-class mail, postage prepaid, to DWS Investments Service Company (the "Transfer Agent") at the following address:

DWS RREEF World Real Estate Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

210 West 10th Street, Kansas City, MO 64105

(800) 294-4366

Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investment of voluntary cash payments and other open-market purchases may be made on any securities exchange where the shares of common stock are traded, in the OTC market or in negotiated transactions.

A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes.

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account.

The service fees for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each optional cash investment and a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than 10 days prior to any dividend or distribution record date; otherwise, such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund's common stock are listed, or any other regulatory authority and with certain other limited exceptions, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof.

If a Participant elects, by notice to the Plan Agent in writing in advance of such termination, to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to the Transfer Agent at P.O. Box 219066, Kansas City, Missouri 64105 or (800) 294-4366.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS"), the investment advisory agreement (the "Investment Advisory Agreement") between DWS and RREEF America, L.L.C. ("RREEF"), an affiliate of DWS, and the subadvisory agreements (the "Subadvisory Agreements," and together with the Investment Advisory Agreement and the Agreement, the "Agreements") between RREEF and each of Deutsche Alternatives Asset Management (Global) Limited, Deutsche Asset Management (Hong Kong) Limited, and Deutsche Investments Australia Limited (the "Subadvisors"), each of whom is an affiliate of DWS, in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all but one of the Fund's Directors were independent of DWS and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's administrative services agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS, RREEF and the Subadvisors are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's, RREEF's and the Subadvisors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS, RREEF and the Subadvisors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS, RREEF and the Subadvisors to attract and retain high-quality personnel, and the organizational depth and stability of DWS, RREEF and the Subadvisors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2009, the Fund's performance was in the 3rd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period ended December 31, 2009. The Board observed that there were significant limitations to the usefulness of the comparative data provided by Lipper, noting that the applicable Lipper universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. As a result, the Board gave increased weight to the Fund's performance relative to its benchmark than some of the additional comparative data.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS, RREEF and the Subadvisors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, investment advisory and subadvisory fee schedules, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the investment advisory and sub-advisory fees paid to RREEF and the Subadvisors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009 ("Lipper Universe Expenses"). The Directors also observed that the Lipper expense universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS, RREEF and the Subadvisors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Directors) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of December 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	122
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	122
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	122
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		122
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	122
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	122
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
		122
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	122
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010)
		122
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	122
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	122
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	125

Interested Board Member and Officer4
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served1,5	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Ingo Gefeke7 (1967) Board Member since 2010 Executive Vice President since 2010
Managing Director3, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)
55

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin9 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso9 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby9 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Effective January 11, 2011, Mr. Gefeke, an interested Board Member and Executive Vice President, resigned from the fund's Board and as an officer.

The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. Mr. Gefeke was an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke received no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 60 Wall Street, New York, New York 10005.

Additional Information
Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199-3600
Dividend Re-Investment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
NYSE Symbol	DRP
CUSIP Number	23339T209

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee.  An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the fund’s audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREEF WORLD REAL ESTATE FUND, INC.
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$61,200	$0	$0	$1,602
2009	$59,200	$0	$0	$1,654

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$7,500	$0	$0
2009	$2,000	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$1,602	$0	$0	$1,602
2009	$1,654	$0	$100,000	$101,654

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of William McClayton (Chairman), Keith R. Fox, Kenneth C. Froewiss, Henry P. Becton, Jr., Richard J. Herring and William N. Searcy.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting and Guidelines

I.           INTRODUCTION

Deutsche Asset Management (“AM”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices.  Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”).  These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients.  The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies.  In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company.  This applies in particular to non U.S. fund management companies.  The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.           AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1  As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients.  AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist.  ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions.  Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions.  Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document.  Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.           POLICIES

1.           Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.           The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter.  The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

(i)
adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)
voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.           Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion.  Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records.  The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request.  The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.           PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.           The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters.  The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually.  The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.  Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change.  If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible.  Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.  Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.  Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure.  In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes.  Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.           Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.           Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies.  If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

■	Neither the Guidelines nor specific client instructions cover an issue;

■	ISS does not make a recommendation on the issue;

■
The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity.  In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so.  For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis.  Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities.  Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.  The reasons for not voting any proxy shall be documented.

4.           Conflict of Interest Procedures

A.           Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle.  In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC.  As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank.  Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM.  As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”).  Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance.  They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance.  They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures.  There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC.  Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee.  The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest.  For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue.  GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews.  To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue.  In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions.  If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected  clients, or (ii) in accordance with the standard guidelines.  If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note:  Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance.  Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC.  At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the  AM organization (but within  Deutsche Bank and its affiliates)  or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner;  (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report.  If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients.  These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report.  Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee.  In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members.  The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote.  The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.           Investment Companies and Affiliated Public Companies

Investment Companies.  As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.           Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

■
Deutsche Bank Americas Restricted Activities Policy.  This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates.  Specifically, no AM employee may be subject to the supervision or control of any employee of CIB.  No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance.  Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives.  Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct.  The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.           RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

■	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

■	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

–	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

–	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

–	Analyst worksheets created for stock option plan and share increase analyses.

–	Proxy Edge print-screen of actual vote election.

■
AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

■
The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

■
With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30.  AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

–	The name of the issuer of the portfolio security;

–	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

–	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

–	The shareholder meeting date;

–	A brief identification of the matter voted on;

–	Whether the matter was proposed by the issuer or by a security holder;

–	Whether the company cast its vote on the matter;

–	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

–	Whether the company cast its vote for or against management.

Note:  This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up.  At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.           THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

1
For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

2
The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair.  AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

3
As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

4
The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote.  Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended October 2010

[GRAPHIC OMITTED]

Table of contents

I	Board Of Directors And Executives

A	Election Of Directors

B	Classified Boards Of Directors

C	Board And Committee Independence

D	Liability And Indemnification Of Directors

E	Qualifications Of Directors

F	Removal Of Directors And Filling Of Vacancies

G	Proposals To Fix The Size Of The Board

H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

J	Proposals to Establish Audit Committees

II	Capital Structure

A	Authorization Of Additional Shares

B	Authorization Of “Blank Check” Preferred Stock

C	Stock Splits/Reverse Stock Splits

D	Dual Class/Supervoting Stock

E	Large Block Issuance

F	Recapitalization Into A Single Class Of Stock

G	Share Repurchases

H	Reductions In Par Value

III	Corporate Governance Issues

A	Confidential Voting

B	Cumulative Voting

C	Supermajority Voting Requirements

D	Shareholder Right To Vote

IV	Compensation

A	Establishment of a Remuneration Committee

B	Executive And Director Stock Option Plans

C	Employee Stock Option/Purchase Plans

D	Golden Parachutes

E	Proposals To Limit Benefits Or Executive Compensation

F	Option Expensing

G	Management board election and motion

H	Remuneration (variable pay)

I	Long-term incentive plans

J	Shareholder Proposals Concerning “Pay For Superior Performance”

K	Executive Compensation Advisory

V	Anti-Takeover Related Issues

A	Shareholder Rights Plans (“Poison Pills”)

B	Reincorporation

C	Fair-Price Proposals

D	Exemption From State Takeover Laws

E	Non-Financial Effects Of Takeover Bids

VI	Mergers & Acquisitions

VII	Social & Political Issues

A	Labor & Human Rights

B	Diversity & Equality

C	Health & Safety

D	Government/Military

E	Tobacco

F	Principles for Responsible Investment (“PRI”)Environmental Issues

VIII	Miscellaneous Items

A	Ratification Of Auditors

B	Limitation Of Non-Audit Services Provided By Independent Auditor

C	Audit Firm Rotation

D	Transaction Of Other Business

E	Motions To Adjourn The Meeting

F	Bundled Proposals

G	Change Of Company Name

H	Proposals Related To The Annual Meeting

I	Reimbursement Of Expenses Incurred From Candidate Nomination

J	Investment Company Proxies

K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies.  As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.           Board of Directors and Executives

A.           Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.           Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.           Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.  However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.           Liability and Indemnification of Directors

AM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.           Qualifications of Directors

AM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.           Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause.  Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.           Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.           Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale:  Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.           Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale:  We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.           Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.           Capital Structure

A.           Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.           Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.
“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.           Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.           Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.           Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.           Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.           Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.           Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.           Corporate Governance Issues

A.           Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.  This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.           Cumulative Voting (For U.S. Securities)

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for”management proposals to eliminate it.  The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,

b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.           Supermajority Voting Requirements

AM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.           Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.           Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval.  These plans typically award cash to executives based on company performance.  Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive.  If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.           Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale:  Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay.  It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.           Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

(1)
The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)
The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.           Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.           Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.           Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.           Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.            Management board election and motion (For FFT Securities)

AM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;
•	the election of supervisory board members with too many supervisory board mandates;
•	“automatic” election of former board members into the supervisory board.

Rationale:  Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.           Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale:  Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimize long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale:  It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.           Long-term incentive plans (For FFT Securities)

AM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;
•	establish challenging performance criteria to reward only above average performance;
•	measure performance by total shareholder return in relation to the market or a range of comparable companies;
•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;
•	do not allow a repricing of the exercise price in stock option plans.

J.           Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive  compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.           Executive Compensation Advisory

AM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

V.           Anti-Takeover Related Issues

A.           Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.           Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis.  The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.           Fair-Price Proposals

AM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.           Exemption from state takeover laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.           Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.           Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s Policies and Procedures.

VII.           Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.  In addition, AM has incorporated the Principles for Responsible Investment (PRI) in these Proxy Voting Guidelines.

A.           Labor & Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.           Diversity & Equality

1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.           Health & Safety

1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.           Government/Military

1.
AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.           Tobacco

1.
AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

F.           Principles for Responsible Investment

AM policy is to engage actively with companies on ESG issues and participate in collaborative engagement initiatives. In this context, AM is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights). AM could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable. In addition, AM could ask for standardized ESG reporting and issues to be integrated within annual financial reports.

G.           Environmental Issues

AM policy is to vote “for” increased disclosure on CERES Principles, ESG issues or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power) and to follow management's recommended vote on all other matters related to the above issues.

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

VIII.           Miscellaneous Items

A.           Ratification of Auditors

AM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.           Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.           Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.           Transaction of Other Business

AM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.           Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.           Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.           Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.           Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.           Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.           Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered boards of closed-end investment companies, although AM generally votes “against” staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.           International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany.  Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Team Disclosure

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy.  Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the Fund.

John F. Robertson, CFA
Managing Director of Deutsche Asset Management and of RREEF and Portfolio Manager of the Fund.
•	Joined RREEF in 1997, Deutsche Asset Management 2002 and the Fund in 2007.
•	Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.
•	Global Head of RREEF Real Estate Securities with over 18 years of investment industry experience.
•	BA, Wabash College; MBA, Indiana University.

Jerry W. Ehlinger, CFA
Managing Director of Deutsche Asset Management and of RREEF and Portfolio Manager of the Fund.
•	Joined RREEF and Deutsche Asset Management in 2004 and the Fund in 2010.
•	Prior to that, Senior Vice President at Heitman Real Estate Investment Management from 2000-2004.
•	Prior to that, Senior Research Associate at Morgan Stanley Asset Management from 1996-2000.
•	Over 13 years of investment industry experience.
•	BA, University of Wisconsin-Whitewater, MS, University of Wisconsin-Madison.

John W. Vojticek
Managing Director of Deutsche Asset Management and of RREEF and Portfolio Manager of the Fund.
•	Joined RREEF and Deutsche Asset Management in 2004 and the Fund in 2007.
•	Prior to that, Principal at KG Redding and Associates, March 2004–September 2004.
•	Prior to that, Managing Director of RREEF from 1996–March 2004 and Deutsche Asset Management from 2002–March 2004.
•	Over 13 years of investment industry experience.
•	BS, University of Southern California.

John Hammond
Managing Director of Deutsche Asset Management and of RREEF and Portfolio Manager of the Fund.
•	Joined RREEF and Deutsche Asset Management in 2004 and the Fund in 2007.
•	Prior to that, Director at Schroder Property Investment Management; Director at Henderson Global Investors.
•	Over 17 years of investment industry experience.
•	BSc, University of Reading, UK.

Daniel Ekins
Managing Director of Deutsche Asset Management and of RREEF and Portfolio Manager of the Fund.
•	Joined RREEF in 1997, Deutsche Asset Management in 2002 and the Fund in 2007.
•	Over 23 years of investment industry experience.
•	BS, University of South Australia.

William Leung
Director of Deutsche Asset Management and Portfolio Manager of the Fund.
•	Joined Deutsche Asset Management in 2000 and the Fund in 2007.
•	Prior to that, equity research analyst focusing on Hong Kong and China at Merrill Lynch and UBS Warburg.
•	Over 12 years of investment industry experience.
•	MBA, Hong Kong University of Science & Technology.

Ross McGlade
Director of Deutsche Asset Management and Portfolio Manager of the Fund.
•	Joined Deutsche Asset Management in 2006 and the Fund in 2010.
•	Prior to that, 19 years of experience at ABN AMRO, AMP Capital and McCann & Associates.
•	Portfolio manager for Real Estate Securities: Sydney.
•	Bachelor of Business in Land Economy from Hawkesbury Agricultural College; Graduate Diploma in Applied Finance and Investment from Securities Institute of Australia; registered property valuer, NSW.

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay , which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG. Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards.  Variable pay comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase.  The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases.  All variable pay delivered via a long-term incentive award is subject to clawback.
To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•
Other factors (e.g. teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers
The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.   This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
John F. Robertson	-	Over $1,000,000
Jerry W. Ehlinger	-	$100,001 - $500,000
John W. Vojticek	-	$100,001 - $500,000
Daniel Ekins	-	-
John Hammond	-	-
William Leung	-	-
Ross McGlade	-	-

Because certain portfolio managers are not resident in the US, they generally do not invest in US registered investment companies, such as the Fund, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest
In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager.  Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets.  For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed.  The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
John F. Robertson	6	$3,577,191,480	-	-
Jerry W. Ehlinger	5	$3,465,441,537	-	-
John W. Vojticek	6	$3,577,191,480	-	-
Daniel Ekins	2	$1,419,130,942	-	-
John Hammond	2	$1,419,130,942	-	-
William Leung	2	$1,419,130,942	-	-
Ross McGlade	2	$1,419,130,942	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
John F. Robertson	12	$4,227,878,424	-	-
Jerry W. Ehlinger	11	$1,962,027,649	-	-
John W. Vojticek	12	$4,227,878,424	-	-
Daniel Ekins	13	$2,105,818,413	-	-
John Hammond	13	$1,995,661,852	-	-
William Leung	12	$1,824,049,303	-	-
Ross McGlade	13	$2,105,818,413	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
John F. Robertson	39	$4,485,535,632	4	$339,874,729
Jerry W. Ehlinger	39	$4,485,535,632	4	$339,874,729
John W. Vojticek	39	$4,485,535,632	4	$339,874,729
Daniel Ekins	19	$2,080,997,918	2	$192,948,804
John Hammond	15	$1,594,709,036	2	$192,948,804
William Leung	17	$1,741,415,503	2	$192,948,804
Ross McGlade	19	$2,080,997,918	2	$192,948,804

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds.  The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on  the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•
Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team.  Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor.  In addition, purchases or sales of the same security may be made for two or more clients on the same day.  In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology.  In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund.  Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages.  The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.   Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•
The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

DWS RREEF World Real Estate Fund, Inc.
Item 9 of Form N-CSR - Repurchase Disclosure
Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	-	-	n/a	n/a
February 1 through February 28	-	-	n/a	n/a
March 1 through March 31	-	-	n/a	n/a
April 1 through April 30	-	-	n/a	n/a
May 1 through May 31	-	-	n/a	n/a
June 1 through June 30	-	-	n/a	n/a
July 1 through July 31	9,977	14.54	n/a	n/a
August 1 through August 31	5,600	15.55	n/a	n/a
September 1 through September 30	-	-	n/a	n/a
October 1 through October 31	-	-	n/a	n/a
November 1 through November 30	-	-	n/a	n/a
December 1 through December 31	-	-	n/a	n/a
Total	15,577	14.90	n/a	n/a
The Fund may from time to time repurchase shares in the open market.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF World Real Estate Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 1, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 1, 2011